1 Annual Stockholders’ Meeting June 3, 2010 Exhibit 99.1

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,”
“believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-
looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2009 calendar year, as filed with the Security Exchange Commission on March 30, 2010.

Executive Team
Andrea Farmer, Sr. Director HR Bill Buie, Exec. VP  Sales
Doug Conyers, VP Engineering
Craig Robinson, COO
Ted Marchut,  VP Business Systems
Mendy Marsh, CFO
Jim Morris, President and CEO

globalSCAPE

GENERAL DYNAMICS

symantec.

VERIDIAN

Deloitte & Touche

FUJITSU

SwRI

TRIDENT DATA SYSTEMS

SECURELOGIX CORPORATION

METAGROUP

Proven Leadership 4

Mission Deliver Highly Valued Information Solutions, Software, and Services Vision Market Leader in Worldwide Consumer and Enterprise Secure Information Exchange 5 Mission and Vision

Quick Statistics

•
Named to 2009 Deloitte Technology Fast 500 (5 year revenue growth)
•
Recognized as a Leader by Gartner Group in multiple years
•
2+ million software licenses issued
•
Software sold into 150+ countries
•
95 of Fortune 100 use GlobalSCAPE solutions
•
10,000+ current server customers worldwide
•
Technology awards from SATAI and Networks Product Guide
•
Approximately 150 channels/resellers worldwide
•
150,000+ weekly website visits; 5000 credit card transactions monthly
•
Multiple “Best Workplace” Awards

GlobalSCAPE Market Expansion

Execution Focus (Additive)
Increase Information Leverage and Enter Adjacent Markets
Secure Information Exchange
Deliver Increased Scalability
Enterprise Managed File Transfer
• Integration and Automation
• Certifications and Validations
• Ad Hoc Transfers
Facilitate Secure Data Movement
Managed File Transfer
• Secure Partner Communications
• Central Administration and Auditing
Personal File Transfer
• Simplicity
• Security
1996
2005
2008
2009
Market Reach

7

7 GlobalSCAPE Market Expansion

2010 Strategy

•
Continue to enhance and develop our solutions
– Improve features, functions, and quality in existing products
– Continue to invest in R&D; Make build, buy partner decisions
– Launch new solutions
•
Pursue strategic solution partnerships and acquisition
opportunities
– Add strategic partners (products, resellers, integrators) globally
– Access capital markets as needed to support acquisitions or investments
– Potentially enter adjacent markets

2010 Strategy (continued)

•
Grow our sales capabilities
– Enhance our direct, indirect, and Internet sales
– Improve channels (add more low-touch, capable partners in target territories)
– Sustain and grow government business, leveraging current customer relationships
•
Increase our market visibility and recognition
– Expand media and analyst coverage; Engage with marketing
communications programs, speaking opportunities, and social media
– Increase investor outreach and visibility
– Achieve additional independent recognition (certifications, validations, and awards)

globalscape

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA
1775

FIPS 140-2
FIPS
CRYPTOGRAPHY

CERTIFIED SOFTWARE

Drummond certified
www.drummondgroup.com

Unequalled Solution Certifications

US Army Certificate of Networthiness
Signifies successful completion of a stringent assessment to ensure  Army
Automated Information Systems are secure, supportable, sustainable, and compatible with Army standards.
FIPS-140-2 Certified
The Federal Information Processing Standard (FIPS) Pub 140-2 specifies the security requirements of cryptographic modules. The certification verifies that a vendors product has met or exceeded the requirement.
AS/2 Drummond Certified
Drummond certification is vendor-neutral operability testing and certification that a vendor meets or exceeds the Applicability Statement 2 (AS/2) standard with their product.

globalSCAPE

GSN: Government Security News

TECHNEWSWORLD
ALL TECH - ALL THE TIME

SPRINGSTAGE

SAN ANTONIO BUSINESS JOURNAL
THE ESSENTIAL BUSINESS TOOL

gurufocus.com
stock market

FOX BUSINESS

Dow Jones VentureWire

AUSTIN BUSINESS JOURNAL

IT Jungle
Survive • Adapt • Thrive

WALL STREET REPORTER®
EST. 1843

GCN
GOVERNMENT COMPUTER NEWS
The online authority for government IT professionals

Texas TechPulse

TMCnews

mySA

DMNews 30 ANNIVERSARY

Seeking Alpha α

TMCnet.com

Advancing freedom in the digital economy
IT+Telecom News
CENTER ON THE DIGITAL ECONOMY AT THE HEARTLAND INSTITUTE

ServerWatch™

Media Exposure 11

Recent Financial Highlights

Q1 2009 Q2 2009 Q3 2009 Q4 2009
Fiscal Year
2009 Q1 2010
Total Revenue
1
3,240 4,745
2
4,296 4,170 16,451
3
4,413
Net Income (244) 943 576 125 1,400 364
EPS (0.01) 0.05 0.03 .01 0.08 .02
Cash on Hand 6,221 9,090 10,059 8,231 8,231 9,105
Notes 1. $ in thousands.
2. Includes software license component of a $2.7M US Army order.
3. During fiscal year 2009, maintenance & support revenue represented approximately 40% of total revenue.

Outlook
•
Roadmap deliveries
– Enhancements of existing solutions, through 2011
– New solutions (consumer and enterprise) to be announced later in 2010
– Partner solutions and potential acquisitions to augment our offerings
– All of the above provide basis for growth
•
Revenue growth in the second half of 2010 and into 2011
– Selling existing and new solutions (To / Through / With)
– Stronger business development focus (long term relationship value)
•
Continued focus on financial discipline
– Make investments to grow revenue
– Manage the bottom line (but EPS is secondary to revenue this year)

Increasing Shareholder Value
•
We run the business to increase shareholder value…
– Grow revenue with fiscal discipline
– Enter adjacent markets
•
Hosted/Cloud (Rackspace)
•
Endpoint Security (CoreTrace)
– Obtain and increase analyst coverage
– Attract more institutional investors
•
…but the market sets the price
– Our Perspective
•
We are undervalued (using industry valuation norms)
•
Continued strategic focus and business execution can drive a return to fair value
– Financial Analyst Feedback
•
We are doing the right things to increase shareholder value

15 Thank you! Questions?